UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VERITAS DGC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following slides were used in investor presentations held on September 6, 2006 by Veritas DGC Inc. regarding the merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

Veritas DGC Inc.

Disclaimer FORWARD-LOOKING INFORMATION This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in our reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual outcomes may vary in material respects from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares ("ADS"), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-882 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31. Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-882 CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG's Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31].

Veritas: a Global Provider of Integrated Geophysical Information and Services

Veritas Key Facts FINANCE 2006 (YTD Q3) 2005 Revenue $ 644M $ 634M PBT $ 125M $ 76M EPS $ 1.95 $ 1.31 HUMAN RESOURCES Marine Acquisition 396 Land 980 Imaging, R&D 793 Library Sales 47 Veritas Hampson-Russell 98 Corp Mgnt / Shared Services 389 Total 2703 ASSETS Marine: 6-3D vessels 1-2D vessel Over 350,000 meters of streamer capacity Land: 51,000 channels Imaging: 4 hub centers, 9 satellite centers Over 20,000 CPUs Library: 3D - 209,000 Sq. km, 2D - 202,000 km OFFICES Headquarters Houston Calgary Crawley Singapore July 06 Headcount 0 50 100 150 200 250 300 $ Millions Land Marine Multi-Client Imaging 2006 (YTD Q3) 2005

5 Year Trend: Revenue & Operating Margin



Revenue in Millions
700
600
500
400
300
200
100
0
$477
$452
$502
$565
$634
$644
2001
2002
2003
2004
2005
2006
Q3 YTD
(9 months)
25%
20%
15%
10%
5%
0%
-5%
Operating Income Margin

5

Revenue by Product Line


$ millions
0
100
200
300
400
500
600
700
1999
2000
2001
2002
2003
2004
2005
2006
Q3 YTD
(9 months)
389
353
477
452
502
565
634
644
VHR
Processing
Land acquisition
Marine acquisition
Multi-client land
Multi-client marine
82
138
73
35
61
4
22
108
31
48
140
6
57
145
46
82
138
13
66
121
33
49
170
13
74
137
63
57
158
15
77
135
65
65
208
16
91
141
141
55
190
15
78
138
126
86
201

6

Veritas Culture and Essence We have a passion for Quality, Technology, Innovation and Difference Fast implementers of leading edge acquisition technologies Develop and own leading state-of-the-art Imaging Technology Build and maintain high quality long lasting data library assets Recruit the best people, listen to them and give them space to think Focus on ROCE and cash flow and maintain strong balance sheet